UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 19, 2022

Date of Report (date of earliest event reported)

GIGINTERNATIONAL1, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-40424	86-2256255
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1731 Embarcardero Rd., Suite 200

Palo Alto, CA 94303

(Address of principal executive offices)

(650) 276-7040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, and one-half of one redeemable warrant	GIWWU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	GIW	The Nasdaq Stock Market LLC
Redeemable warrants, each full warrant exercisable for one share of common stock for an exercise price of $11.50 per share	GIWWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As disclosed in a Current Report on Form 8-K that GigInternational1., a Delaware corporation (the “Company”), filed on May 24, 2021 with the U.S. Securities and Exchange Commission (the “SEC”), the Company previously entered into an Investment Management Trust Agreement (the “IMTA”), dated May 18, 2021, with Continental Stock Transfer & Trust Company (“CST”), as trustee, On August 19, 2022, the Company’s stockholders approved an amendment (the “IMTA Amendment”) to the IMTA that extends the date by which the Company must consummate a business combination transaction from August 21, 2022 (the date which is 15 months from the closing date of the Company’s initial public offering of units) on a monthly basis up to February 21, 2023 by depositing into the trust account (the “Trust Account”), as described in the Definitive Proxy Statement on Form DEF 14A as filed by the Company with the SEC on August 8, 2022 (the “Definitive Proxy Statement”) for each one-month extension the lesser of: (x) $200,000 or (y) $0.05 per share multiplied by the number of public shares then outstanding. Following such approval by the Company’s stockholders, the Company and CST entered into the IMTA Amendment on August 19, 2022.

The foregoing description of the IMTA Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the IMTA Amendment, a copy of which is filed herewith as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 19, 2022, the Company issued a non-convertible unsecured promissory note (the “Extension Note”) in the principal amount of $200,000 to GigInternational1 Sponsor, LLC, a Delaware limited liability company (the “Sponsor”). The Sponsor deposited the funds into the Company’s Trust Account in connection with the Extension (as defined below). The Extension Note was issued in connection with the approval of the amendments to the Company’s Amended and Restated Certificate of Incorporation and the Investment Management Trust Agreement, each amended to provide the Company with an extension (the “Extension”) of the date by which the Company must consummate a business combination transaction from August 21, 2022 (the date which is 15 months from the closing date of the Company’s initial public offering of units) on a monthly basis up to February 21, 2023, and constitutes the first monthly contribution as previously disclosed in the Company’s Definitive Proxy Statement.

The Extension Note bears no interest and is repayable in full upon the consummation of a business combination by the Company.

A copy of the Extension Note is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosure as set forth in this Item 2.03 is intended to be a summary only and is qualified in its entirely by reference to the Extension Note.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 19, 2022, the Company held a special meeting of its stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation that extends the date by which the Company must consummate a business combination transaction from August 21, 2022 (the date which is 15 months from the closing date of the Company’s initial public offering of units) on a monthly basis up to February 21, 2023. The certificate of amendment was filed with the Delaware Secretary of State and has an effective date of August 19, 2022.

The foregoing description of the certificate of amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the certificate of amendment, a copy of which is filed herewith as Exhibit 3.1 to this report and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Special Meeting, of the 27,084,000 shares of common stock outstanding and entitled to vote, 21,760,430 shares were represented, constituting a quorum. The final results for the matter submitted to a vote of stockholders at the Special Meeting are as follows:

Proposal 1: The stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to extend the date by which the Company must consummate a business combination transaction from August 21, 2022 (the date which is 15 months from the closing date of the Company’s initial public offering of units) on a monthly basis up to February 21, 2023, by the votes set forth in the table below:

For	Against	Abstained
18,924,537	2,835,893	0

Proposal 2: The stockholders approved an amendment to the Company’s Investment Management Trust Agreement to extend the date by which the Company must consummate a business combination transaction from August 21, 2022 (the date which is 15 months from the closing date of the Company’s initial public offering of units) on a monthly basis up to February 21, 2023, by depositing into the Trust Account for each one-month extension the lesser of: (x) $200,000 or (y) $0.05 per share multiplied by the number of public shares then outstanding by the votes set forth in the table below:

For	Against	Abstained
18,924,537	2,835,893	0

No other items were presented for stockholder approval at the Special Meeting.

Item 7.01	Regulation FD Disclosure.

The information set forth below under this Item 7.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

In connection with Proposal 1 to amend the Company’s Amended and Restated Certificate of Incorporation to extend the date by which the Company must consummate a business combination transaction from August 21, 2022 (the date which is 15 months from the closing date of the Company’s initial public offering of units) on a monthly basis up to February 21, 2023, stockholders elected to redeem 16,676,563 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), which represents approximately 79.8% of the shares that were part of the units that were sold in the Company’s initial public offering. Following such redemptions, approximately $42.7 million will remain in the Trust Account and 10,407,437 shares of Common Stock will remain issued and outstanding.

On August 19, 2022, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation

10.1	Amendment to the Investment Management Trust Agreement

10.2	Promissory Note for Extension Payment

99.1	Press Release, dated August 19, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 19, 2022

By:	/s/ Dr. Raluca Dinu
Name:	Dr. Raluca Dinu
Title:	Chief Executive Officer, President, Secretary, and Director